March 1, 2022
Pioneer Mid Cap Value VCT Portfolio
Supplement to the Prospectus dated May 1, 2021
Portfolio summary
The following replaces the corresponding information under the heading “Management” in the section entitled “Portfolio summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Timothy P. Stanish, Vice President and EVA (economic value added) Analyst of
Amundi US (lead portfolio manager) (portfolio manager of the portfolio since 2018);
Raymond Haddad, Vice President of Amundi US (portfolio manager of the portfolio since 2018); and John Arege, Vice President of Amundi US (portfolio manager of the portfolio since February 2022)

Management
The following replaces the corresponding information under the heading “Portfolio management” in the section entitled “Management”:
Day-to-day management of the portfolio is the responsibility of Timothy P. Stanish, Vice President and EVA (economic value added) Analyst of Amundi US (lead portfolio manager) (portfolio manager of the portfolio since 2018); Raymond Haddad, Vice President of Amundi US (portfolio manager of the portfolio since 2018); and John Arege, Vice President of Amundi US (portfolio manager of the portfolio since February 2022). The domestic equity team supports Mr. Stanish, Mr. Haddad and Mr. Arege. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi US’s affiliates.
Mr. Stanish joined Amundi US in 2018. Prior to joining Amundi US, he was at EVA Dimensions LLC, where he served as Managing Director and Global Head of Fundamental Research from 2015 to 2018 and as a Senior Equity Analyst from 2012 to 2015.
Mr. Haddad joined Amundi US in 2014. Prior to joining Amundi US, he was a General Partner at Cedrus Capital Management from 2011 to 2014.
Mr. Arege joined Amundi US in February 2022. Prior to joining Amundi US, he was a Portfolio Manager, Head of Core and Value Equities at RNC Genter Capital Management from 2020 to 2022. Prior to RNC Genter, he worked for 12 years at Goldman Sachs Asset Management as Managing Director, Co-Head of Value and Portfolio Manager.
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©2022 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC